AXM Pharma Adds Chairman of Top Pharmaceutical Company in China to Head AXM Pharma Shenyang and Fills Other Senior Management Positions in order to Positively Manage Growth in 2005 and Beyond

NEWPORT BEACH, CA—February 1, 2005 -- AXM Pharma, Inc. (AMEX:AXJ) announced today that Chet Howard has been named Chief Executive Officer of AXM Pharma, Inc. in the United States and in China, Zhenyu Kong has been named President of China Operations of AXM Pharma, Inc. and Chief Operating Officer of its operating subsidiary, AXM Pharma Shenyang, in China.  Peter Cunningham, former CEO, will continue as President of AXM Pharma’s newly created International Division focusing on the Sunkist line and in-licensing additional compounds.

Chet Howard has over 30 years of financial management experience working with a variety of early stage and growth companies.  Mr. Howard has been AXM Pharma’s Chief Financial Officer since March 2004. He will also retain this title until a new CFO is hired.  Since January 2000, Mr. Howard has maintained a consulting practice that specializes in SEC reporting and more recently Sarbanes-Oxley compliance. His clients have included Amerimmune Pharmaceuticals, Inc., Mandalay Resorts, Inc. and Smart Chip Technologies, Inc. From January 2001 to December 2002, Mr. Howard was Executive Vice President and CFO of AirCard Cellular, Inc., where he organized the finance department, implemented the accounting system and helped develop the business plan. Prior to AirCard, he was Senior Vice President and CFO of Big Hub.com, Inc., where he was responsible for all aspects of taking the company public and instrumental in raising $7.5 million. Before joining Big Hub.com, he was Executive Vice President and CFO of USA Service Systems, Inc., a marketing and merchandising company with clients such as Sam's Club, Wal-Mart, Walgreen's and Sears. Mr. Howard was also Executive Vice President and CFO of InterAmericas Communication Corp (now AT&T Latin American) and Executive Vice President and CFO of HQ Office Supplies Warehouse, Inc, where he managed the sale of the company to Staples, Inc. Previously, he helped develop the business plan and manage venture capital investment as Senior Vice President, CFO and a co-founder of the Sports Authority, Inc. In addition to these corporate positions, Mr. Howard has eight years of experience as a consultant where he has prepared IPOs, several secondary offering documents and assisted company executives with SEC filings on a regular basis. Mr. Howard holds both an MBA and BS degree (Accounting Major) from California State Poly University and has attended numerous seminars to maintain current expertise in SEC reporting and other corporate governance matters.

Zhenyu Kong comes to AXM Pharma after nearly 25 years at China National Pharmaceutical Group, China’s leading pharmaceutical company, where he was Chairman of China National Pharmaceutical Group United Engineering and a senior level executive in the Department of Planning and Development. China National

Pharmaceutical Group Corp., also known as, SINOPHARM, is actively engaged in the research and development, capital investment, manufacture and trade of pharmaceuticals and medical instruments.  SINOPHARM has achieved an annual sales volume of 10 billion RMB (over 1.2 billion U.S. Dollars) and a total import and export volume of 200 million U.S. Dollars.  Mr. Kong and is expected to begin his employment March 1, 2005, following his retirement from SINOPHARM.

SINOPHARM operates seven manufacturing enterprises with a sales and distribution network that covers all of China’s major cities--Beijing, Tianjing, Shanghai, Guangzhou, Shenyang, and Xi’an. In cooperation with numerous foreign multinationals, SINOPHARM has established more than twenty pharmaceutical joint ventures since the early 1980’s. These joint ventures have significantly enhanced the development of China’s pharmaceutical manufacturing expertise. Focused on expanding import and export opportunities as well as encouraging economic and technological cooperation, SINOPHARM has secured trade and technology exchange relationships with more than 1000 enterprises located in more than 100 countries and trading regions. SINOPHARM has subsidiaries and branch offices in Hong Kong, Vietnam, Germany, France, the U.S. and several African countries.

Mr. Kong has tremendous expertise in planning and developing extensive product portfolios and commendable strength in research, production, sales and distribution as well as international trade.  Mr. Kong’s leadership role in many industry associations further demonstrates his significant place in China’s pharmaceutical industry.  He pioneered the organization of national drug and pharmaceutical ingredients exhibitions, national medical equipment exhibitions and other exhibitions in China and abroad. Mr. Kong has played a key role in the shaping of industry structure, improving market regulation, maintaining disaster reserves, overseeing pharmaceutical supplies, encouraging international economic and technological cooperation as well as foreign investment and technological exchanges.  He is an invaluable addition to AXM Pharma’s management team.

“AXM Pharma is fortunate to have a pharmaceutical industry executive with the expertise and experience with big pharma that Mr. Kong brings to the table,” said Douglas MacLellan, Vice Chairman of AXM Pharma.  “The Company is on the cusp of being a major pharmaceutical manufacturer and distributor in China and was able to attract the talent necessary to operate at the big pharma level,” he added.  Peter Cunningham will continue as President of AXM Pharma’s international division. Mr. Cunningham will continue his focus on maximizing the Sunkist contract in China, Hong Kong, and Taiwan as well as concentrating on the procurement and licensing of new drugs for AXM Pharma.

The Company further announced Christopher Gee as the Company’s Chief Technology Officer. A former Apple Computer Inc. executive, Mr. Gee is a computer industry veteran with extensive IT experience.   His background includes three years

as a senior analyst (specializing in information systems, IT management, and emerging technologies) at New York University, Stern School of Business. Mr. Gee relocated to the West Coast in 1995 to manage business development and tech operations for Kinetic Multimedia, a company specializing in mobile and wireless computing technologies.  The new position brought him into contact with executives at top companies in the industry: Motorola, IBM, Qualcomm, and Apple Computer (which eventually recruited and hired him). While at Apple, Mr. Gee successfully managed various business development and enterprise computing projects.   He strongly believes in efficient information technology as one of the cornerstones of any successful company. Mr. Gee received his Masters Degree from Kings College, University of London and a B.A. from New York University.

As part of the effort to provide complete transparency of international operations, Mr. Gee has implemented a state of the art accounting software for inventory and sales reporting of the company’s line of products developed by Kingdee International Software Group Company Limited (www.kingdee.com). Kingdee is recognized as a leading enterprise management software and e-business application solution supplier in the Asia-Pacific region, one of the fastest-growing independent software companies in the global market, and a leader in China’s software industry. The Group is principally engaged in developing and selling Internet-based enterprise management software and e-business application software which caters to the needs of management of rapid-growth enterprises, as well as middleware for constructing e-business platform.

Events in 2004 led the Company to examine management’s performance due to inefficiencies that arose at the senior level.  In the Fall of 2004, AXM Pharma retained several senior level advisors to assist with the renewal of its national licenses and the completion and certification of its new manufacturing facility.  These changes yielded positive results in that the Company recently received confirmation that the national State Food and Drug Administration approved its application to renew 42 of 43 pharmaceutical licenses and construction was completed on its state-of-the-art factory along with certification under Chinese Good Manufacturing Practices.  These senior management changes have  enhanced productivity,  reduced  communication issues and led to a more effective  integration of AXM Pharma’s U.S. and Chinese operations in order to improve the Company’s ability to manage high growth in future periods.

Management and the Board are currently completing formal review of various senior level China-based CFO candidates and additional high level Pharma personal and Board member candidates to compliment existing management and plan to announce their involvement in the near term.

AXM Pharma Inc., http://www.axmpharma.com, through its wholly owned subsidiary, Werke Pharmaceuticals, Inc., is the 100% owner of AXM Pharma Shenyang, Inc. ("AXM Shenyang"), a Wholly Foreign Owned Enterprise ("WFOE")

under the laws of the People's Republic of China. AXM Shenyang is located in the City of Shenyang, in the Province of Liaoning, China. AXM Shenyang and its predecessor company Shenyang Tianwei Pharmaceutical Factory, Ltd. ("STPF"), has an operating history of approximately 10 years. AXM Shenyang historically has been a manufacturer and distributor of proprietary and generic pharmaceutical products, which include injectables, capsules, tablets, liquids and medicated skin products for export and domestic Chinese sales. For additional information on AXM Pharma Inc, please visit http://www.iccinfo.com or call Investor Communications Company, LLC at 866 562 0134.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this news release include certain predictions and projections that may be considered forward-looking statements under securities law. These statements involve a number of important risks and uncertainties that could cause actual results to differ materially including, but not limited to, the performance of joint venture partners, as well as other economic, competitive and technological factors involving the Company's operations, markets, services, products and prices. With respect to AXM, except for the historical information contained herein, the matters discussed in this news release are forward-looking statements involving risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. Potential risks and uncertainties include, but are not limited to, AXM's extremely limited operating history, uncertainties related to the Company's access to additional capital, competition and dependence on key management.

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